                                                                   Exhibit 10.10

                            2002 STOCK BONUS PLAN OF

                                  NANOGEN, INC.


                       (ADOPTED EFFECTIVE JUNE 14, 2002 )

                                TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----
ARTICLE 1.  INTRODUCTION..................................................................................1

ARTICLE 2.  DEFINITIONS...................................................................................1
     2.1    "Board".......................................................................................1
     2.2    "Change in Control"...........................................................................1
     2.3    "Code"........................................................................................2
     2.4    "Committee"...................................................................................2
     2.5    "Common Share"................................................................................2
     2.6    "Company".....................................................................................2
     2.7    "Exchange Act"................................................................................2
     2.8    "Fair Market Value"...........................................................................2
     2.9    "Key Employee"................................................................................3
     2.10   "Outside Director"............................................................................3
     2.11   "Parent"......................................................................................3
     2.12   "Participant".................................................................................3
     2.13   "Plan"........................................................................................3
     2.14   "Restricted Share"............................................................................3
     2.15   "Restricted Share Agreement"..................................................................3
     2.16   "Subsidiary"..................................................................................3

ARTICLE 3.  ADMINISTRATION................................................................................3
     3.1    Committee Composition.........................................................................3
     3.2    Committee Responsibilities....................................................................4

ARTICLE 4.  SHARES AVAILABLE FOR GRANTS...................................................................4
     4.1    Basic Limitation..............................................................................4
     4.2    Additional Shares.............................................................................4
     4.3    Dividend Equivalents..........................................................................4

ARTICLE 5.  ELIGIBILITY...................................................................................4
     5.1    General Rules.................................................................................4

ARTICLE 6.  RESTRICTED SHARE AWARDS.......................................................................4
     6.1    Time, Amount and Form of Awarded Restricted Shares............................................4
     6.2    Minimum Payment for Restricted Shares.........................................................4
     6.3    Vesting Conditions............................................................................5

ARTICLE 7.  VOTING AND DIVIDEND RIGHTS....................................................................5

ARTICLE 8.  PROTECTION AGAINST DILUTION...................................................................5
     8.1    Adjustments...................................................................................5
     8.2    Reorganizations...............................................................................5

ARTICLE 9.  RESTRICTED SHARES UNDER OTHER PLANS...........................................................5

ARTICLE 10. LIMITATION ON RIGHTS..........................................................................5
     10.1   Retention Rights..............................................................................5

     10.2   Stockholders' Rights..........................................................................6
     10.3   Regulatory Requirements.......................................................................6

ARTICLE 11. ADDITIONAL PAYMENTS...........................................................................6
     11.1   Gross-Up Payment..............................................................................6
     11.2   Determination by Accountant...................................................................6
     11.3   Underpayments and Overpayments................................................................7
     11.4   Related Corporations..........................................................................7

ARTICLE 12. WITHHOLDING TAXES.............................................................................7
     12.1   General.......................................................................................7
     12.2   Share Withholding.............................................................................7

ARTICLE 13. ASSIGNMENT OR TRANSFER OF RESTRICTED SHARES...................................................7
     13.1   General.......................................................................................7
     13.2   Trusts........................................................................................8

ARTICLE 14. FUTURE OF THE PLAN............................................................................8
     14.1   Term of the Plan..............................................................................8
     14.2   Amendment or Termination......................................................................8

ARTICLE 15. EXECUTION.....................................................................................8

                            2002 STOCK BONUS PLAN OF

                                  NANOGEN, INC.

     ARTICLE 1.  INTRODUCTION.

     The Plan was adopted by the Board effective as of April 16, 2002 and was approved by the Company's stockholders as of June 14, 2002. The Plan is effective as of June 14, 2002.

     The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees with exceptional qualifications and (c) linking Key Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for payment of some or a portion of annual bonuses in the form of Restricted Shares.

     The Plan shall be governed by, and construed in accordance with, the laws of the State of California.

     ARTICLE 2.  DEFINITIONS.

     2.1 "BOARD" means the Company's Board of Directors, as constituted from time to time.

     2.2 "CHANGE IN CONTROL" shall mean the occurrence of any of the following events:

            (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

            (b) A change in the composition of the Board, as a result of which fewer than one-half of the incumbent directors are directors who either:

                 (A) Had been directors of the Company 24 months prior to such change; or

                 (B) Were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

            (c) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing

     50% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company. Thus, for example, any person who owns less than 50% of the Company's outstanding shares, shall cause a Change in Control to occur as of any subsequent date if such person then acquires an additional interest in the Company which, when added to the person's previous holdings, causes the person to hold more than 50% of the Company's outstanding shares.

The term "Change in Control" shall not include a transaction, the sole purpose of which is to change the state of the Company's incorporation.

     2.3    "CODE" means the Internal Revenue Code of 1986, as amended.

     2.4    "COMMITTEE" means a committee of the Board, as described in
Article 2.

     2.5    "COMMON SHARE" means one share of the common stock of the Company.

     2.6    "COMPANY" means Nanogen, Inc., a Delaware corporation.

     2.7 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     2.8 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Committee as follows:

            (a) If the Common Shares were traded over-the-counter on the date in question but was not traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Common Shares are quoted or, if the Common Shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

            (b) If the Common Shares were traded over-the-counter on the date in question and were traded on the Nasdaq Stock Market or the Nasdaq National Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

            (c) If the Common Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

            (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of THE WALL STREET JOURNAL. Such determination shall be conclusive and binding on all persons.

     2.9 "KEY EMPLOYEE" means a common-law employee of the Company, a Parent or a Subsidiary.

     2.10 "OUTSIDE DIRECTOR" shall mean a member of the Board who is not a common-law employee of the Company, a Parent or a Subsidiary.

     2.11 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     2.12 "PARTICIPANT" means an individual or estate who holds Restricted Shares issued under the Plan.

     2.13 "PLAN" means this 2002 Stock Bonus Plan of Nanogen, Inc., as amended from time to time.

     2.14   "RESTRICTED SHARE" means a Common Share awarded under the Plan.

     2.15 "RESTRICTED SHARE AGREEMENT" means the agreement between the Company and the recipient of Restricted Shares which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

     2.16 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     ARTICLE 3.  ADMINISTRATION.

     3.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. Except as provided below, the Committee shall consist exclusively of directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

            (a) Such requirements, if any, as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

            (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

The Board may appoint one or more separate committees composed of one or more officers of the Company who need not be directors of the Company and who need not satisfy the foregoing requirements, who may administer the Plan with respect to Key Employees who are not "covered employees" under section 162(m)(3) of the Code and who are not required to report pursuant to ss. 16(a) of the Exchange Act.

     3.2 COMMITTEE RESPONSIBILITIES. The Committee shall (a) select the Key Employees who are to receive Restricted Shares under the Plan, (b) determine the number of shares, vesting requirements and other features and conditions of such Restricted Shares, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     ARTICLE 4.  SHARES AVAILABLE FOR GRANTS.

     4.1 BASIC LIMITATION. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares available for issuance awarded under the Plan shall not exceed 250,000. The limitation of this Section 4.1 shall be subject to adjustment pursuant to Article 11.

     4.2 ADDITIONAL SHARES. If Restricted Shares are forfeited before any dividends have been paid with respect to such Shares, then such Shares shall again become available for grants under the under the Plan.

     4.3 DIVIDEND EQUIVALENTS. Any dividend equivalents distributed under the Plan shall not be applied against the number of Restricted Shares available under the Plan.

     ARTICLE 5.  ELIGIBILITY.

     5.1 GENERAL RULES. Only Key Employees are eligible to be selected as Participants in the Plan.

     ARTICLE 6.  RESTRICTED SHARE AWARDS.

     6.1 TIME, AMOUNT AND FORM OF AWARDED RESTRICTED SHARES. Restricted Shares under the Plan may be awarded in such amounts, at such times, and subject to such vesting or other restrictions as the Committee may determine.

     6.2 MINIMUM PAYMENT FOR RESTRICTED SHARES. The Committee may determine the price, if any, of Restricted Shares awarded under the Plan, provided, however, that, to the extent that Restricted Shares are newly issued Common Shares, the Participant, as a condition to the grant of such Shares, shall be required to pay the Company in cash an amount at least equal to the par value of such Common Shares. To the extent that Restricted Shares are Common Shares from the Company's treasury, no cash consideration need be required of the Award recipients.

     6.3 VESTING CONDITIONS. Each Award of Restricted Shares shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Restricted Shares Agreement. A Restricted Shares Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of making a Restricted Share award or thereafter, that such Shares shall become fully vested in the event that a Change in Control occurs with respect to the Company.

     ARTICLE 7.  VOTING AND DIVIDEND RIGHTS.

     The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Shares Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Restricted Shares with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Common Shares available under Article 4.

     ARTICLE 8.  PROTECTION AGAINST DILUTION.

     8.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in the number of Restricted Shares available for future awards under
Article 3. Except as provided in this Article 8, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

     8.2 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Restricted Shares shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the exchange of outstanding Restricted Shares into similar shares of the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting, or for settlement in cash.

     ARTICLE 9.  RESTRICTED SHARES UNDER OTHER PLANS.

     The Company may grant Restricted Shares under other plans or programs. Such Restricted Shares may be settled in the form of Common Shares issued under this Plan. Such Common Shares, when issued, reduce the number of Common Shares available under Article 4.

     ARTICLE 10. LIMITATION ON RIGHTS.

     10.1 RETENTION RIGHTS. Neither the Plan nor any Restricted Shares granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent or a Subsidiary. The Company and its Parents and Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

     10.2 STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Restricted Share award prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Article 9.

     10.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

     ARTICLE 11. ADDITIONAL PAYMENTS.

     11.1 GROSS-UP PAYMENT. In the event that it is determined that any payment or transfer by the Company under the Plan to or for the benefit of (the "Payment") would be subject to the excise tax imposed by section 4999 of the Code or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest or penalties, are collectively referred to as the "Excise Tax"), then the Participant shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount that shall fund the payment by the Participant of any Excise Tax on the Payment as well as all income taxes imposed on the Gross-Up Payment, any Excise Tax imposed on the Gross-Up Payment and any interest or penalties imposed with respect to taxes on the Gross-Up Payment or any Excise Tax.

     11.2 DETERMINATION BY ACCOUNTANT. All mathematical determinations and all determinations of whether any of the Payments are "parachute payments" (within the meaning of section 280G of the Code) including all determinations of whether a Gross-Up Payment is required, of the amount of such Gross-Up Payment and of amounts determined under ss. 14.3 shall be made by the independent auditors most recently selected by the Board (the "Auditors"), which shall provide its determination (the "Determination"), together with detailed supporting calculations regarding the amount of any Gross-Up Payment and any other relevant matters, both to the Company and to the Participant within seven business days of the Participant's termination date, if applicable, or such earlier time as is requested by the Company or by the Participant (if the Participant reasonably believes that any of the Total Payments may be subject to the Excise Tax). If the Accounting Firm determines that no Excise Tax is payable by the Participant, it shall furnish the Participant with a written statement that the Auditors have concluded that no Excise Tax is payable (including the reasons therefor) and that the Participant has substantial authority not to report any Excise Tax on the Participant's federal income tax return. If a Gross-Up Payment is determined to be payable, it shall be paid to the Participant within five business days after the Determination is delivered to the Company or the Participant. Any determination by the Auditors shall be binding upon the Company and the Participant, absent manifest error.

     11.3 UNDERPAYMENTS AND OVERPAYMENTS. As a result of uncertainty in the application of section 4999 of the Code at the time of the initial determination by the Auditors hereunder, it is possible that Gross-Up Payments not made by the Company should have been made ("Underpayments") or that Gross-Up Payments will have been made by the Company which should not have been made ("Overpayments"). In either event, the Auditors shall determine the amount of the Underpayment or Overpayment that has occurred. In the case of an Underpayment, the amount of such Underpayment shall promptly be paid by the Company to or for the benefit of the Employee. In the case of an Overpayment, the Employee shall, at the direction and expense of the Company, take such steps as are reasonably necessary (including the filing of returns and claims for refund), follow reasonable instructions from, and procedures established by, the Company and otherwise reasonably cooperate with the Company to correct such Overpayment; provided, however, that (i) the Employee shall in no event be obligated to return to the Company an amount greater than the net after-tax portion of the Overpayment that the Employee has retained or has recovered as a refund from the applicable taxing authorities and (ii) this provision shall be interpreted in a manner consistent with the intent of this Article 11, which is to make the Employee whole, on an after-tax basis, for the application of the Excise Tax, it being understood that the correction of an Overpayment may result in the Employee's repaying to the Company an amount which is less than the Overpayment.

     11.4 RELATED CORPORATIONS. For purposes of this Article 11, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.

     ARTICLE 12. WITHHOLDING TAXES.

     12.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

     12.2 SHARE WITHHOLDING. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions, including any restrictions required by rules of the Securities and Exchange Commission.

     ARTICLE 13. ASSIGNMENT OR TRANSFER OF RESTRICTED SHARES.

     13.1 GENERAL. Restricted Shares awarded under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law prior to full vesting, except as approved by the Committee. However, this Article 13 shall not preclude a Participant from designating a beneficiary who will receive any outstanding Restricted Shares in the event of the Participant's death, nor shall it preclude a transfer of Restricted Shares by will or by the laws of descent and distribution.

     13.2 TRUSTS. Neither this Article 13 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares to
(a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) a family member or the trustee of any other trust for the benefit of a family member to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee or family member to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

     ARTICLE 14. FUTURE OF THE PLAN.

     14.1 TERM OF THE PLAN. The Plan, as set forth herein, shall remain in effect until it is terminated under Section 14.2.

     14.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Restricted Shares shall be awarded under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Restricted Shares previously awarded under the Plan.

     ARTICLE 15. EXECUTION.

     To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

                                  NANOGEN, INC.

                                            By /S/ RANDY BERHOLTZ
                                               ---------------------------------

                                            Senior Corporate Counsel

                                            Date: June 14, 2002